                                                                    EXHIBIT 99.1

TANOX, INC.  FORM 10-Q  filed August 13, 2002


     Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


To the extent required by the Sarbanes-Oxley Act of 2002, each of the undersigned hereby certifies, to their knowledge, that (i) this report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and (ii) the information contained in this report fairly presents, in all material respects, the financial condition and results of operations of the registrant.

/s/ Nancy T. Chang
----------------------
Nancy T. Chang

President and Chief Executive Officer

/s/ Gregory P. Guidroz
----------------------
Gregory P. Guidroz
Acting Vice President of Finance

August 13, 2002